                         ASSUMPTION AND CONSENT AGREEMENT


THIS ASSUMPTION AND CONSENT AGREEMENT ("Assumption Agreement") is made as of the 3rd day of June, 1998, by and among WELLS FARGO BANK, National Association ("WFB"), U.S. BANK NATIONAL ASSOCIATION ("USBNA"), FIRST HAWAIIAN BANK ("FHB"), ABN AMRO BANK ("ABN"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), THE BANK OF NOVA SCOTIA ("BONS") and KEYBANK NATIONAL ASSOCIATION ("Key" and together with WFB, USBNA, FHB, ABN, BofA and BONS collectively referred to as the "Assuming Lenders" and each individually as an "Assuming Lender"), PRIMADONNA RESORTS, INC., a Nevada corporation and THE PRIMADONNA CORPORATION, a Nevada corporation (collectively the "Borrowers") and WELLS FARGO BANK, National Association, in its capacity as Agent Bank as described hereinbelow.

RECITALS:

   A. Reference is made to that certain Credit Agreement, dated as of June 5, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Borrowers, the Lenders therein named (herein together with their respective successors and assigns collectively the "Lenders"), the Co-Agents and Lead Managers therein named, Wells Fargo Bank, National Association, as the swingline lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), Wells Fargo Bank, National Association, as the issuer of letters of credit hereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer"), and Wells Fargo Bank, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks").

   B. In this Assumption Agreement, all capitalized words and terms not otherwise defined herein shall have the respective meanings to be construed herein as provided in Section 1.01 of the Credit Agreement and any reference to a provision of the Credit Agreement shall be deemed to incorporate such provision as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

   C. Pursuant to Section 2.01(d) of the Credit Agreement, the Aggregate Commitment was increased from Two Hundred Fifty Million Dollars ($250,000,000.00) to Three Hundred Million Dollars ($300,000,000.00) by
Assumption and Consent Agreement dated December 19, 1997, executed by and among Borrowers, Agent Bank and the Lenders party thereto that committed to fund the increase to the Aggregate Commitment.

   D. Pursuant to the Assignment, Assumption and Consent Agreement dated as of February 9, 1998, The Long Term Credit Bank of Japan, Ltd. assigned an additional undivided one percent (1%) Syndication Interest to each of Societe Generale, ABN and USBNA. Pursuant to the Assignment, Assumption and Consent Agreement dated as of April 9, 1998, The Sumitomo Bank, Limited assigned an additional 2.66666% Syndication Interest to Bank of Scotland.

   E. Assuming Lenders, together with the other Lenders set forth thereon, presently hold the respective Syndication Interests in the Credit Facility set forth on the Schedule of Lenders' Proportions in Credit Facility as of February 9, 1998, marked "Exhibit A", affixed hereto and by this reference incorporated herein and made a part hereof.

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   F.   Pursuant to Section 2.01(d) of the Credit Agreement, Borrowers desire to further increase the Aggregate Commitment from Three Hundred Million Dollars ($300,000,000.00) to Three Fifty Hundred Million Dollars ($350,000,000.00), an increase of Fifty Million Dollars ($50,000,000.00) (the "Commitment Increase").

   G. Each Assuming Lender is willing to commit to advance the portion of the Commitment Increase set forth below, so that as of the Effective Date, as hereinafter defined, Assuming Lenders shall hold the respective Pro Rata Shares of the Aggregate Commitment as increased by the Commitment Increase and the respective Syndication Interests in the Credit Facility set forth below (each individually an "Assumed Interest" and collectively the "Assumed Interests"):



NAME OF ASSUMING LENDER

PORTION OF COMMITMENT INCREASE PRO RATA SHARE OF AGGREGATE COMMITMENT AFTER COMMITMENT INCREASEPROPORTIONATE SYNDICATION INTERESTS AFTER COMMITMENT INCREASE
WFB $ 4,000,000.00   $44,000,000.00
12.57144%
USBNA 10,000,000.00   28,000,000.00
8.00000%
FHB   5,000,000.00   15,000,000.00
4.28571%
ABN   4,000,000.00   20,000,000.00
5.71429%
BofA   3,000,000.00   25,000,000.00
7.14286%
BONS   3,000,000.00   15,000,000.00
4.28571%
KEY   21,000,000.00   21,000,000.00
6.00000%

  H.   This Assumption Agreement is made, executed and delivered pursuant to
Section 2.01(d) of the Credit Agreement and shall also constitute the assumption by and delegation to Assuming Lenders of the Syndication Interests particularly described hereinbelow.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree as follows:

   1. From and after the Effective Date, each Assuming Lender shall and does hereby assume and agree to perform all of the promises and covenants of a Lender as to its respective Assumed Interest arising or performable from and after the Effective Date and does further agree to assume and be bound by each and every term, condition, provision and covenant contained in the Credit Agreement and each of the Loan Documents, effective as of the Effective Date, to the same extent and manner as if such Assuming Lender had originally been named in the Credit Agreement as a Lender holding the Assumed Interest therein and Assuming Lender shall be deemed to be a Lender party to the Credit Agreement for all purposes thereof.





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   2.   The "Effective Date" as used herein shall mean June 4, 1998, provided that each of the following conditions precedent have been satisfied on or before the Effective Date: (a) Assuming Lenders, Borrowers and Agent Bank have executed twelve (12) duplicate originals of this Assumption Agreement and each of such originals has been delivered to Agent Bank, (b) Borrowers have executed and delivered to Agent Bank, on behalf of the Lenders, a restatement of the Revolving Credit Note payable to the order of Agent Bank on behalf of the Lenders, in the principal amount of Three Hundred Fifty Million Dollars ($350,000,000.00), (c) The Primadonna Corporation has executed and delivered to Agent Bank a Third Amendment to Leasehold, Fee and Water Rights Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents (H/C) in a form and content acceptable to Agent Bank, for the purpose of securing repayment of the Commitment Increase and the restated Revolving Credit Note, (d) Title Company has committed to issue, at Borrowers' expense, its modified 110.10 endorsement to the Title Insurance Policy increasing coverage thereunder by an additional Fifty Million Dollars ($50,000,000.00), (e) each Lender realizing a decrease in its respective Syndication Interest has received from Agent Bank such amount as is necessary to adjust such Lender's Pro Rata Share of the Funded Outstandings as of the Effective Date equal to such Lender's Syndication Interest as set forth on the Schedule of Lenders' Proportions in Credit Facility as of June 4, 1998 attached hereto, and (f) each Assuming Lender realizing an increase in its respective Syndication Interest has delivered to Agent Bank an amount representing its Pro Rata Share of the Funded Outstandings as of the Effective Date, less Assuming Lenders' Pro Rata Share of the Funded Outstandings immediately prior to the Effective Date, for distribution to the Lenders in such amounts as are necessary to adjust each such Lenders' Pro Rata Share of the Funded Outstandings as of the Effective Date to a percentage equal to the Syndication Interests set forth on the Schedule of Lenders' Proportions in Credit Facility as of June 4, 1998 attached hereto. Interest accrued but remaining unpaid on the portion of the outstanding principal balance under the Credit Facility shall be prorated to the Effective Date and disbursed by Agent Bank to Lenders from the next payment of accrued interest under the Note.

   3. On the Effective Date, the respective aggregate Syndication Interests of the Lenders in the Credit Facility shall be as set forth on the Schedule of Lenders' Proportions in Credit Facility as of June 4, 1998, a copy of which is marked "Schedule 2.01(a)" affixed hereto and by this reference incorporated herein and made a part hereof, which shall restate the Schedule of Lenders' Proportions in Credit Facility attached as Schedule 2.01(a) to the Credit Agreement, and all previous amendments and restatements thereof, for the purpose of showing the Commitment Increase, the adjustment of the respective Syndication Interests held by each of the Lenders and evidencing each Assuming Lender's applicable Syndication Interest in the Credit Facility on and after the Effective Date.

   4. Agent Bank, on behalf of itself and each of the Lenders, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by Borrowers in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Loan Documents or any other instrument or document furnished pursuant thereto. Agent Bank, on behalf of itself and each of the Lenders, makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers or the performance or observance by the Borrowers of any of their respective obligations under the Credit Agreement, the Loan Documents or any other instrument or document furnished in connection therewith.

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
   5.   Each Assuming Lender represents and warrants on behalf of itself that:
   a. (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assumption Agreement and any other documents required to be executed or delivered by it in connection with this Assumption Agreement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assumption Agreement; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any person is required of it for such execution, delivery or performance; (iii)
 this Assumption Agreement has been fully executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable against it in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is eligible under the Credit Agreement to be a Lender in accordance with the terms hereof.

   b. (i) under applicable law and treaties no tax will be required to be withheld by Borrowers or any Bank with respect to any payments to be made to such Assuming Lender under the Credit Agreement, (ii) it agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent Bank and the Borrowers prior to the time that the Agent Bank or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed original of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assuming Lender claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assuming Lender, and (iii) it agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

   6.   Borrowers represent and warrant as of the Effective Date that:

   a. the representations and warranties contained in Article IV of the Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the Effective Date in all material respects as though such representations and warranties had been made on and as of the Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

   b. Since the date of the most recent financial statements referred to in
Section 5.08(a)(iii) of the Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change or Material Adverse Effect has occurred; and

   c. no event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement.

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
   7. Each Assuming Lender (a) acknowledges that it has received a copy of the Credit Agreement and the Loan Documents, together with copies of the most recent financial statements referred to in Section 5.08 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assumption Agreement; (b) agrees that it will, independently and without reliance upon the Agent Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement; and (c) appoints and authorizes the Agent Bank to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent Bank by the terms thereof, together with such powers as are reasonably incidental thereto.

   8. KeyBank hereby advises Borrower and Agent Bank of the following administrative details:

   a. Credit/Business Matters:

   Mary Young, Commercial Banking
   700 Fifth Avenue, 46th Floor
   Seattle, WA  98104
   Telephone: (206) 684-6085
   Facsimile: (206) 684-6035

   b. Operations/Administration:

   Specialty Services Team
   431 Parkcenter Blvd.
   Boise, ID  83704
   Telephone: (800) 297-5518
   Facsimile: (800) 297-5495

   c. Payment Instructions:

   KeyBank National Association
   Seattle, WA
   ABA No. 125000574
   Cr: 01500163
   Attn: Specialty Services
   Ref: Primadonna

   9. This Assumption Agreement may be signed in any number of counterparts, and signatures to all counterparts thereto, when assembled together, shall constitute signatures to this entire agreement with the same effect as if all signatures were on the same document.

   10. This Assumption Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without regard to principles of conflicts of law. Borrowers further agree that the full and exclusive forum for the determination of any action relating to this Assumption Agreement, the Loan Documents, or any other document or instrument delivered in favor of Banks pursuant to the terms hereof shall be either an appropriate Court of the State of Nevada or the United States District Court or United States Bankruptcy Court for the District of Nevada, except that an action to foreclose the Water Rights Deed of Trust (California) may be brought in any state or federal court in San Bernardino County, California, and the Borrowers hereby irrevocably submit to the jurisdiction thereof.
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
   11. Any amendment or waiver of any provision of this Assumption Agreement shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assumption Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

   IN WITNESS WHEREOF, the parties hereto have executed the foregoing Assumption Agreement as of the day and year first above written.


BORROWERS:

PRIMADONNA RESORTS, INC.,
a Nevada corporation


By__________________________

Name________________________

Title_______________________

THE PRIMADONNA CORPORATION, a Nevada corporation


By__________________________

Name________________________

Title_______________________


AGENT BANK:

WELLS FARGO BANK,
National Association



By__________________________

Name________________________

Title_______________________
ASSUMING LENDERS:

WELLS FARGO BANK,
National Association


By__________________________

Name________________________

Title_______________________


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
U.S. BANK NATIONAL
ASSOCIATION


By__________________________

Name________________________

Title_______________________


FIRST HAWAIIAN BANK


By__________________________

Name________________________

Title_______________________


ABN AMRO BANK


By__________________________

Name________________________

Title_______________________



By__________________________

Name________________________

Title_______________________


BANK OF AMERICA NATIONAL
TRUST AND SAVINGS
ASSOCIATION


By__________________________

Name________________________

Title_______________________









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THE BANK OF NOVA SCOTIA


By__________________________

Name________________________

Title_______________________


KEYBANK NATIONAL ASSOCIATION


By__________________________

Name________________________

Title_______________________


































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